UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 24, 2026
PAR Technology Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-09720	16-1434688
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PAR Technology Park, 8383 Seneca Turnpike, New Hartford, New York 13413-4991
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code: (315) 738-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	PAR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                             Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K (this “Amendment”) is being filed by PAR Technology Corporation, a Delaware corporation (the “Company”), for the purpose of amending and supplementing Item 3.02 of that certain Current Report on Form 8-K originally filed by the Company with the U.S. Securities and Exchange Commission on January 26, 2026 (the “Original Form 8-K”). This Amendment is being filed to provide the total number of shares (the “Consideration Shares”) of the Company’s common stock, par value $0.02 (the “Common Stock”), that the Company issued pursuant to that certain Asset Purchase Agreement by and among the Company, DB Sub, LLC, a Delaware limited liability company and an indirectly wholly owned subsidiary of the Company ("DB Sub"), and Cardlytics, Inc., a Delaware corporation ("Cardlytics"), pursuant to which the Company agreed to acquire, through DB Sub, substantially all of Cardlytics' point-of-sale data analytics, loyalty marketing, and retail media network business assets offered through the Bridg platform (the "Acquisition"). The total number of Consideration Shares could not be definitively determined at the time of filing the Original Form 8-K. No other changes have been made to the Original Form 8-K.

Item 3.02	Unregistered Sales of Equity Securities.
The information set forth in Item 3.02 of the Original Form 8-K is hereby supplemented as follows:

On March 24, 2026, the closing of the Acquisition occurred, and the Company issued 1,810,222 Consideration Shares. The sale and issuance of the Consideration Shares was not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated thereunder. The Company has agreed to register the Consideration Shares for resale with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAR TECHNOLOGY CORPORATION
(Registrant)

Date:	March 24, 2026	/s/ Bryan A. Menar
Bryan A. Menar
Chief Financial Officer
(Principal Financial Officer)